UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    September 20, 2007
                                                  ------------------------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


           Delaware                     0-28815                 06-124132
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(State or other jurisdiction          (Commission             (IRS Employer
    of  incorporation)                File Number)          Identification No.)


13 North Street, Litchfield, Connecticut                          06759
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(Address of principal executive offices)                        (zip code)


Registrant's telephone number, including area code:  (860) 567-8752
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Section 8.        Other Events.
                  ------------

         Item 8.01.        Other Events.
                           ------------

         The Board of Directors of First Litchfield Financial Corporation (the "Corporation"), the parent company of The First National Bank of Litchfield (the "Bank") approved a stock repurchase program to acquire in the next twelve months up to an aggregate of 30,000 shares of the Corporation's outstanding shares of common stock. A copy of such press release is attached hereto as Exhibit 99.1.

Section 9.        Financial Statements and Exhibits.
                  ---------------------------------

         Item 9.01.        Financial Statements and Exhibits.
                           ---------------------------------

                 (a)       Not Applicable.

                 (b)       Not Applicable.

                 (c)       Not Applicable.

                 (d)       Exhibits
                           --------

                           99.1     Press Release dated September 21, 2007.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: September 21, 2007                 FIRST LITCHFIELD FINANCIAL CORPORATION


                                          By:    /s/ Carroll A. Pereira
                                              ----------------------------------
                                              Carroll A. Pereira
                                              Treasurer


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